                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                                                                       Settlement Date               1/31/01
                                                                                       Determination Date            2/12/01
                                                                                       Distribution Date             2/15/01

I.      All Payments on the Contracts                                                                             7,864,535.74
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                         293,809.35
III.    Repurchased Contracts                                                                                             0.00
IV.     Investment Earnings on Collection Account                                                                         0.00
V.      Servicer Monthly Advances                                                                                   177,377.32
VI.     Distribution from the Reserve Account                                                                             0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                         100,328.43
VIII.   Transfers to the Pay-Ahead Account                                                                          (74,834.87)

IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                          0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                           0.00

Total available amount in Collection Account                                                                     $8,361,215.97
                                                                                                                ==============

DISTRIBUTION AMOUNTS                                              Cost per $1000
--------------------------------------------                   ---------------------
1.   (a)  Class A-1 Note Interest Distribution                                                         0.00
     (b)  Class A-1 Note Principal Distribution                                                        0.00
          Aggregate Class A-1 Note Distribution                    0.00000000                                             0.00

2.   (a)  Class A-2 Note Interest Distribution                                                         0.00
     (b)  Class A-2 Note Principal Distribution                                                        0.00
          Aggregate Class A-2 Note Distribution                    0.00000000                                             0.00

3.   (a)  Class A-3 Note Interest Distribution                                                         0.00
     (b)  Class A-3 Note Principal Distribution                                                        0.00
          Aggregate Class A-3 Note Distribution                    0.00000000                                             0.00

4.   (a)  Class A-4 Note Interest Distribution                                                         0.00
     (b)  Class A-4 Note Principal Distribution                                                        0.00
          Aggregate Class A-4 Note Distribution                    0.00000000                                             0.00

5.   (a)  Class A-5 Note Interest Distribution                                                         0.00
     (b)  Class A-5 Note Principal Distribution                                                        0.00
          Aggregate Class A-5 Note Distribution                    0.00000000                                             0.00

6.   (a)  Class A-6 Note Interest Distribution                                                         0.00
     (b)  Class A-6 Note Principal Distribution                                                        0.00
          Aggregate Class A-6 Note Distribution                    0.00000000                                             0.00

7.   (a)  Class A-7 Note Interest Distribution                                                   226,668.31
     (b)  Class A-7 Note Principal Distribution                                                6,177,082.62
          Aggregate Class A-7 Note Distribution                  112.34650753                                     6,403,750.93

8.   (a)  Class A-8 Note Interest Distribution                                                   441,291.67
     (b)  Class A-8 Note Principal Distribution                                                        0.00
          Aggregate Class A-8 Note Distribution                    5.19166667                                       441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                   321,266.67
     (b)  Class A-9 Note Principal Distribution                                                        0.00
          Aggregate Class A-9 Note Distribution                    5.26666667                                       321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                  345,041.67
     (b)  Class A-10 Note Principal Distribution                                                       0.00
          Aggregate Class A-10 Note Distribution                   5.30833333                                       345,041.67

11.  (a)  Class B Certificate Interest Distribution                                              244,679.31
     (b)  Class B Certificate Principal Distribution                                                   0.00
          Aggregate Class B Certificate Distribution               5.45000000                                       244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                          125,081.37
     (b)  Reimbursement of prior Monthly Advances                                                351,437.48
            Total Servicer Payment                                                                                  476,518.85

13.  Deposits to the Reserve Account                                                                                128,666.89

Total Distribution Amount                                                                                        $8,361,215.97
                                                                                                                 =============
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Reserve Account distributions:
--------------------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                             16,507.96
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                 112,158.93
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                         6,068.52
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)             41,230.96
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                             $  175,966.37
                                                                                                                 =============


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                     0.00
        (b) Class A-2 Notes    @            5.852%                                                     0.00
        (c) Class A-3 Notes    @            5.919%                                                     0.00
        (d) Class A-4 Notes    @            6.020%                                                     0.00
        (e) Class A-5 Notes    @            6.050%                                                     0.00
        (f) Class A-6 Notes    @            6.130%                                                     0.00
        (g) Class A-7 Notes    @            6.140%                                               226,668.31
        (h) Class A-8 Notes    @            6.230%                                               441,291.67
        (i) Class A-9 Notes    @            6.320%                                               321,266.67
        (j) Class A-10 Notes   @            6.370%                                               345,041.67
                     Aggregate Interest on Notes                                                                  1,334,268.31
        (k) Class B Certificates @          6.540%                                                                  244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                            0.00
        (b) Class A-2 Notes                                                                            0.00
        (c) Class A-3 Notes                                                                            0.00
        (d) Class A-4 Notes                                                                            0.00
        (e) Class A-5 Notes                                                                            0.00
        (f) Class A-6 Notes                                                                            0.00
        (g) Class A-7 Notes                                                                            0.00
        (h) Class A-8 Notes                                                                            0.00
        (i) Class A-9 Notes                                                                            0.00
        (j) Class A-10 Notes                                                                           0.00
        (k) Class B Certificates                                                                       0.00

3.   Total Distribution of Interest                                    Cost per $1000
                                                                    ----------------------
        (a) Class A-1 Notes                                              0.00000000                    0.00
        (b) Class A-2 Notes                                              0.00000000                    0.00
        (c) Class A-3 Notes                                              0.00000000                    0.00
        (d) Class A-4 Notes                                              0.00000000                    0.00
        (e) Class A-5 Notes                                              0.00000000                    0.00
        (f) Class A-6 Notes                                              0.00000000                    0.00
        (g) Class A-7 Notes                                              3.97663700              226,668.31
        (h) Class A-8 Notes                                              5.19166667              441,291.67
        (i) Class A-9 Notes                                              5.26666667              321,266.67
        (j) Class A-10 Notes                                             5.30833333              345,041.67
                     Total Aggregate Interest on Notes                                                            1,334,268.31
        (k) Class B Certificates                                         5.45000000                                 244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                         No. of Contracts
                                                                     -----------------------
1.   Amount of Stated Principal Collected                                                      3,206,748.45
2.   Amount of Principal Prepayment Collected                                 163              2,261,751.87
3.   Amount of Liquidated Contract                                             19                708,582.30
4.   Amount of Repurchased Contract                                             0                      0.00

       Total Formula Principal Distribution Amount                                                                6,177,082.62

5.   Principal Balance before giving effect to Principal Distribution                       Pool Factor
                                                                                            -----------
        (a) Class A-1 Notes                                                                  0.0000000                    0.00
        (b) Class A-2 Notes                                                                  0.0000000                    0.00
        (c) Class A-3 Notes                                                                  0.0000000                    0.00
        (d) Class A-4 Notes                                                                  0.0000000                    0.00
        (e) Class A-5 Notes                                                                  0.0000000                    0.00
        (f) Class A-6 Notes                                                                  0.0000000                    0.00
        (g) Class A-7 Notes                                                                  0.7771929           44,299,995.27
        (h) Class A-8 Notes                                                                  1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                  1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                 1.0000000           65,000,000.00
        (k) Class B Certificates                                                             1.0000000           44,895,285.54
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
6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                               0.00
        (b) Class A-2 Notes                                                                                               0.00
        (c) Class A-3 Notes                                                                                               0.00
        (d) Class A-4 Notes                                                                                               0.00
        (e) Class A-5 Notes                                                                                               0.00
        (f) Class A-6 Notes                                                                                               0.00
        (g) Class A-7 Notes                                                                                               0.00
        (h) Class A-8 Notes                                                                                               0.00
        (i) Class A-9 Notes                                                                                               0.00
        (j) Class A-10 Notes                                                                                              0.00
        (k) Class B Certificates                                                                                          0.00

7.   Principal Distribution                                              Cost per $1000
                                                                     -----------------------
        (a) Class A-1 Notes                                                0.00000000                                     0.00
        (b) Class A-2 Notes                                                0.00000000                                     0.00
        (c) Class A-3 Notes                                                0.00000000                                     0.00
        (d) Class A-4 Notes                                                0.00000000                                     0.00
        (e) Class A-5 Notes                                                0.00000000                                     0.00
        (f) Class A-6 Notes                                                0.00000000                                     0.00
        (g) Class A-7 Notes                                              108.36987053                             6,177,082.62
        (h) Class A-8 Notes                                                0.00000000                                     0.00
        (i) Class A-9 Notes                                                0.00000000                                     0.00
        (j) Class A-10 Notes                                               0.00000000                                     0.00
        (k) Class B Certificates                                           0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                        Pool Factor
                                                                                            -----------
        (a) Class A-1 Notes                                                                  0.0000000                    0.00
        (b) Class A-2 Notes                                                                  0.0000000                    0.00
        (c) Class A-3 Notes                                                                  0.0000000                    0.00
        (d) Class A-4 Notes                                                                  0.0000000                    0.00
        (e) Class A-5 Notes                                                                  0.0000000                    0.00
        (f) Class A-6 Notes                                                                  0.0000000                    0.00
        (g) Class A-7 Notes                                                                  0.6688230           38,122,912.65
        (h) Class A-8 Notes                                                                  1.0000000           85,000,000.00
        (i) Class A-9 Notes                                                                  1.0000000           61,000,000.00
        (j) Class A-10 Notes                                                                 1.0000000           65,000,000.00
        (k) Class B Certificates                                                             1.0000000           44,895,285.54



                 POOL DATA                                                                     Aggregate
--------------------------------------------                            No. of Contracts   Principal Balance
                                                                        ----------------   -----------------
1.   Pool Stated Principal Balance as of          1/31/2001                  11,331          284,018,198.19

2.   Delinquency Information                                                                                   % Delinquent
                                                                                                               ------------
              (a) 31-59 Days                                                    135            3,025,447.30        1.029%
              (b) 60-89 Days                                                     41              855,835.95        0.291%
              (c) 90-119 Days                                                    27              683,546.59        0.232%
              (d) 120 Days +                                                     70            2,188,330.63        0.744%


3.   Contracts Repossessed during the Due Period                                 15              469,303.51

4.   Current Repossession Inventory                                              25              798,952.15

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                19              708,582.30
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                               293,809.35
                                                                                               ------------
       Total Aggregate Net Losses for the preceding Collection Period                                               414,772.95

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                4,027,093.65

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)          848                              12,800,027.60

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                        9.206%

9.   Weighted Average Remaining Term to Maturity of all Outstanding                                                     95.640
     Contracts

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


             TRIGGER ANALYSIS
--------------------------------------------
1.  (a)  Average Delinquency Percentage                                       1.621%
    (b)  Delinquency Percentage Trigger in effect?                                           NO

2.  (a)  Average Net Loss Ratio                                               0.057%
    (b)  Net Loss Ratio Trigger in effect?                                                   NO
    (c)  Net Loss Ratio (using ending Pool Balance)                           0.100%

3.  (a)  Servicer Replacement Percentage                                      0.121%
    (b)  Servicer Replacement Trigger in effect?                                             NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                         125,081.37

2.   Servicer Advances                                                                                              177,377.32

3.   (a)  Opening Balance of the Reserve Account                                                                  8,973,952.86
     (b)  Deposits to the Reserve Account                                                        128,666.89
     (c)  Investment Earnings in the Reserve Account                                              47,299.45
     (d)  Distribution from the Reserve Account                                                 (175,966.37)
     (e)  Ending Balance of the Reserve Account                                                                   8,973,952.83

4.   Specified Reserve Account Balance                                                                            8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                  306,785.94
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                           74,834.87
     (c)  Investment Earnings in the Pay-Ahead Account                                                 0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                        (100,328.43)
     (e)  Ending Balance in the Pay-Ahead Account                                                                   281,292.38
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